Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13D. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 7th day of December, 2021.

VEDANTA RESOURCES LIMITED

By:	/s/ Deepak Kumar
Name:	Deepak Kumar
Title:	Company Secretary

VEDANTA RESOURCES HOLDINGS LIMITED

By:	/s/ Deepak Kumar
Name:	Deepak Kumar
Title:	Director

TWIN STAR HOLDINGS LIMITED

By:	/s/ Deepak Kumar
Name:	Deepak Kumar
Title:	Director

VOLCAN INVESTMENTS LIMITED

By:	/s/ Lawrence Collie
Name:	Lawrence Collie
Title:	Director

Signature Page to Joint Filing Agreement

ANIL AGARWAL DISCRETIONARY TRUST

By:	/s/ Lawrence Collie
Name:	Lawrence Collie
Title:	Director of Trustee

CONCLAVE PTC LIMITED

By:	/s/ Lawrence Collie
Name:	Lawrence Collie
Title:	Director

FINSIDER INTERNATIONAL COMPANY LIMITED

By:	/s/ Deepak Kumar
Name:	Deepak Kumar
Title:	Director

WESTGLOBE LIMITED

By:	/s/ Sevin Chendriah
Name:	Sevin Chendriah
Title:	Director

WELTER TRADING LIMITED

By:	/s/ Alexis Tsielepis
Name:	Alexis Tsielepis
Title:	Director

RICHTER HOLDING LIMITED

By:	/s/ Sanjay Pandit
Name:	Sanjay Pandit
Title:	Director

VEDANTA RESOURCES CYPRUS LIMITED

By:	/s/ Sanjay Pandit
Name:	Sanjay Pandit
Title:	Director

Signature Page to Joint Filing Agreement

VEDANTA RESOURCES FINANCE LIMITED

By:	/s/ Deepak Kumar
Name:	Deepak Kumar
Title:	Director

VEDANTA HOLDINGS MAURITIUS II LIMITED

By:	/s/ Ashwanee Ramsurrun
Name:	Ashwanee Ramsurrun
Title:	Director

VEDANTA HOLDINGS JERSEY LIMITED

By:	/s/ Deepak Kumar
Name:	Deepak Kumar
Title:	Director

VEDANTA HOLDINGS MAURITIUS LIMITED

By:	/s/ Ashwanee Ramsurrun
Name:	Ashwanee Ramsurrun
Title:	Director

VEDANTA UK INVESTMENTS LIMITED

By:	/s/ Deepak Kumar
Name:	Deepak Kumar
Title:	Director

VEDANTA NETHERLAND INVESTMENTS BV

By:	/s/ E.S. Anink-Tjon Kwan Paw on behalf of
Name:	Amicorp Netherlands B.V.
Title:	Director

ANIL AGARWAL

By:	/s/ Anil Agarwal

Signature Page to Joint Filing Agreement